SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[X] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                GVC Venture Corp.
                                -----------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                GVC VENTURE CORP.

                              425 EAST 58TH STREET
                                    SUITE 31C
                               NEW YORK, NY 10022

                               ------------------

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 6, 2000

                               ------------------

To the Stockholders of
GVC Venture Corp.:

         NOTICE IS HEREBY GIVEN that a Meeting of Stockholders of GVC Venture Corp., a Delaware corporation (the "Company"), will be held at the Ninth Floor Conference Center at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, on Wednesday, December 6, 2000 at 10:00 a.m., New York time, at which the following matters are to be presented for consideration:

         1. the election of four (4) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified and as set forth in the accompanying Proxy Statement;

         2. the approval of a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.10 per share, from 10,000,000 to 50,000,000; and

         3.       the ratification of the selection by the Board of Directors of
                  Ernst  &  Young  LLP  as  the  Company's   independent  public
                  accountants for the fiscal year ending June 30, 2001; and

         4. the transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on November 3, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors,

                                                     Marc J. Hanover,
                                                        Secretary
November 10, 2000

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                                GVC VENTURE CORP.

                              425 EAST 58TH STREET
                                    SUITE 31C
                               NEW YORK, NY 10022

                              --------------------

                                 PROXY STATEMENT
                           FOR MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2000

                            ------------------------

         This Proxy Statement, to be mailed to stockholders of GVC Venture Corp., a Delaware corporation (the "Company"), on or about November 10, 2000, is furnished in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form ("Proxy" or "Proxies") to be used at the Meeting of Stockholders of the Company to be held on Wednesday, December 6, 2000 at 10:00 a.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Ninth Floor Conference Center of Parker Chapin LLP, Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

         The close of business on November 3, 2000 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 3,614,710 shares of the Company's Common Stock ("Common Stock"). The presence of a majority of all such shares at the Meeting, in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be voted on at the Meeting. A plurality of the votes of shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors (Proposal 1); and to ratify the selection of Ernst & Young, LLP as the Company's independent public accountants for the fiscal year ended June 30, 2001 (Proposal 3). A majority of the outstanding shares present in person or represented by proxy and entitled to vote thereon will be required to approve the amendment to the Company's Certificate of Incorporation (Proposal 2).

         Proxies properly executed and received in time for the Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification, for all nominees named herein to serve as directors and in favor of each of the other matters proposed in this Proxy Statement by the Board of Directors. The Board of Directors does not intend to bring before the Meeting any matter other than those described above, and has not received notice of and is not aware of any other matters that are to be presented by stockholders for formal action at the Meeting. If, however, any other matters or motions come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum. Abstentions are considered shares entitled to vote at the Meeting, while shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter. Abstentions and broker non-votes will have no effect on the election of directors or the outcome of any of the other proposals set forth in this Proxy Statement. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by a written notice of revocation to Marc J. Hanover, Secretary of the Company, 140 West 57th Street, Suite 10C, New York, NY 10019, by submitting a duly executed proxy bearing a later date at the foregoing address or at the Meeting, or by voting in person at the Meeting.

                          SECURITY HOLDINGS OF CERTAIN
                      STOCKHOLDERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee to serve as a director of the Company, (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation", below, and (iv) all executive officers and directors of the Company as a group. The Company understands that each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

                                                        Amount & Nature of
                          Name Beneficial Owner         Beneficial Ownership              Percent of Class
                          ---------------------         --------------------              ----------------
              Palisade Investors LLC                     704,545                                  19.5%
              1 Bridge Plaza
              Fort Lee, NJ  07024

              Russell Banks                              644,156(1)                               17.8%
              14 East 75th Street
              New York, NY  10021

              Gordon L. Banks                                         249,808                      6.9%
              25 Fifth Avenue
              New York, NY  10003

              Marc J. Hanover                                         159,149(2)                   4.4%
              425 East 58th Street
              New York, NY  10022

              Cornelius J. Reid, Jr.                                   22,840                       .6%
              111 Horseshoe Road
              Mill Neck, NY  11765

              John J. Hoey                                             22,727                       .6%
              Box 40A
              711 Mt. Moro Road
              Villanova, PA  19085

              All executive officers                                1,098,680(1)                  30.3%
              and directors as a group
              (5 persons)

-----------------------
(1) Includes 294,156 shares of common stock owned by two trusts of which Mr. Banks is the trustee.
(2)      Includes 10,000 shares exercisable within 60 days.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. These classes are required to be as nearly equal in number as the then total n umber of directors constituting the entire Board of Directors permits. The Board currently consists of four directors, comprised of one Class I director (Gordon L. Banks), one Class II director (Russell Banks) and two Class III directors (John J. Hoey and Cornelius J. Reid, Jr.). Each of these individuals has served as a director since 1987. As no stockholders' meeting has been held since 1995, all three classes of directors will be elected at the Meeting. The persons nominated for Class I, Class II and Class III directors will serve for terms expiring at the next succeeding Annual Meeting of Stockholders, the second succeeding Annual Meeting of Stockholders and the third succeeding Annual Meeting of Stockholders, respectively, and until their respective successors are elected and qualified. At each Annual Meeting of Stockholders subsequent to the Meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, the directors in such class to serve for a term expiring at the third succeeding Annual Meeting of Stockholders. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Gordon L. Banks as the Class I director, Russell Banks as the Class II director and John J. Hoey and Cornelius J. Reid, Jr. as the Class III directors (said persons being hereinafter referred to as the "Nominees").

         The Company believes that each Nominee is available to serve as a director. In the event that any Nominee should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for an alternative nominee who will be designated by the Board of Directors.

BACKGROUND OF NOMINEES

         Gordon L. Banks, 45, has served as President of the Company since June 1988, after serving as Vice President of the Company since its inception.

         Russell Banks, 81, has served as the Company's Chief Executive Officer since its inception, first as President of the Company until June 1988 and since then as Chairman of the Board of Directors. From 1961 through June 8, 1995, Mr. Banks's principal occupation was as President, Chief Executive Officer and a Director of Grow Group, Inc. Imperial Chemical Industries PLC ("ICI") acquired Grow Group, Inc., by means of a cash tender offer in June 1995. Mr. Banks had been retained as a consultant to ICI for a year.

         John J. Hoey, 61, was President, Chief Executive Officer and Director of Hondo Oil & Gas Inc. ("Hondo"), a publicly quoted oil and gas company, until it was merged into Lonmin, Plc. (UK) on December 23, 1998. He became a Director of Hondo in June 1993 and President and Chief Executive Officer on December 1, 1993. He has been the President of Beneficial Capital Corp., which wholly owns, controls, or has equity interests in public and private oil and gas companies, proprietary schools and brew pubs. He has been a Director of Beneficial Capital Corp. for more than the past five years. Mr. Hoey also served as President and a director of Atlantic Refining and Marketing Corp., a marketer of refined petroleum products, for more than five years prior to its sale to Sun Company in November 1988 and Atlantic Fuels Marketing Corp. (formerly Ultramar Petroleum Inc.) prior to its liquidation and sale of operating divisions in 1991.

         Cornelius J. Reid, Jr., 76, has, since November 1989, been Vice Chairman of AON Insurance Services of New York and, for more than five years prior thereto was Chairman, Chief Executive Officer and a Director of Rollins Hudig Hall of New York, Inc. (formerly Rollins Burdick Hunter), an insurance brokerage firm. Rollins Hudig Hall provides insurance brokerage services for the Company.

         Marc J. Hanover, 50, has served as Vice President Finance, Treasurer and Secretary and Chief Financial Officer of the Company since its inception.

         Gordon L. Banks is the son of Russell Banks. Marc J. Hanover is the nephew of Russell Banks' wife. None of the other directors or officers are related.


REQUIRED VOTE

         A plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

         The Board of Directors recommends that stockholders vote FOR each of Russell Banks, Gordon Banks, John Hoey and Cornelius J. Reid. to serve as directors.

COMMITTEES

         The Board of Directors has no audit, compensation or nominating committee. The Company does, however, have a Stock Option Committee which currently consists of John J. Hoey and Cornelius J. Reid, Jr. During the Company's last fiscal year, its Board of Directors held one meeting and its Stock Option Committee held one meeting. Each director attended each meeting of the Board of Directors and of the committee of which he was a member, either in person or by conference telephone call, which was held during the fiscal year ended June 30, 2000.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         No executive officer has received any cash compensation during any of the three fiscal years ended June 30, 2000. Accordingly, a Summary Compensation Table is not included in this Proxy Statement. Since January 1, 1994, no compensation has been paid to any officer or director of the Company.

STANDARD REMUNERATION OF DIRECTORS

         The Company has paid no directors' fees since June 30, 1993. Prior to the discontinuance of the payment of directors' fees during fiscal 1993 (during which each of John J. Hoey and Cornelius J. Reid, Jr., the Company's non-employee directors, received $2,912), it was the Company's practice to pay an annual retainer of $5,000 and a fee of $500 for participating in each meeting of the Board of Directors or Committee thereof to its non-employee directors. It is anticipated that the payment of such retainer and fees will be resumed after the Company has acquired a business. Directors are not reimbursed for expenses incurred in attending Board and Committee meetings.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR-END VALUES

         During the fiscal year ended June 30, 2000, no options were granted to or exercised by any executive officer. Options for 10,000 shares were granted to Marc J. Hanover during fiscal 1999. These options are exercisable at $.22 per share. An additional 25,000 options were granted to Mr. Hanover in September, 2000. These options are exercisable at $.10 per share.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          (a)                      (b)                    (c)                     (d)                    (e)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                               Number of              Value of
                                                                          Unexercised Options        Unexercised
                                                                          at August 28, 2000    In-The-Money Options
                                                                                  (#)                    at
                                                                                                 August 28, 2000 ($)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Name and Principal      Shares Acquired on        Value Realized          Exercisable/
        Position              Exercise (#)                ($)                Unexercisable
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
     Russell Banks                  0                      0                       0                      0
        Chairman
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Gordon Banks                  0                      0                       0                      0
       President
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Mark Hanover                  0                      0                    35,000                    0
       VP Finance
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

CERTAIN TRANSACTIONS

         In order to fund the operations of the Company, (which are approximately $37,000 per year), Mr. Russell Banks, Chairman of the Board, and Palisades Investors, LLC have invested a total of $159,790 in the Company since 1997. Mr. Russell Banks, Chairman of the Board invested $9,790 for 44,500 shares at $.22 per share in 1997 and $25,000 for 250,000 shares at

$.10 per share in 2000. Palisades Investors LLC invested $100,000 for 454,545 at $.22 per share in 1998 and $25,000 for 250,000 shares at $.10 per share in 2000.

         During the fiscal years ended June 30, 1997, 1998, 1999 and 2000 there were reported trades of common stock at prices that ranged from 1/64 to 20/64, 3/64 to 20/64, none, and 1/64 to 8/64 respectively.

                                   PROPOSAL 2

                 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                                  COMMON STOCK

         On September 18, 2000 the Board of Directors adopted a resolution approving a proposal to amend Article Fourth of the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 50,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting.

PURPOSES AND EFFECTS OF  INCREASING  THE NUMBER OF  AUTHORIZED  SHARES OF COMMON
STOCK

         The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 50,000,000. The additional 40,000,000 shares will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each share of Common Stock entitles the holder to one vote. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

         A copy of the proposed amendment to Article Fourth of the Company's Certificate of Incorporation is set forth in Exhibit A to this Proxy Statement.

         The Company has no present plans, arrangements or understandings for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its stockholders. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange on which the Company's securities may then be listed), for corporate purposes which the Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans.

         The authority possessed by the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve. The Board of Directors is not aware of any proposals by others to obtain control of the Company.

         If the proposed amendment is adopted, there would be 46,885,290 authorized shares of Common Stock that are not outstanding or reserved for issuance. As of the Record Date, the Company had 3,614,710 shares of Common Stock issued and 35,000 shares of Common Stock reserved for issuance upon exercise of outstanding options.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt the proposed amendment. Abstentions and broker non-votes are not considered cast.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3

                        APPROVAL OF SELECTION OF AUDITORS

         The Board of Directors of the Company has, subject to stockholder approval, appointed Ernst & Young LLP, independent public accountants, to audit the company's financial statements for the fiscal year ending June 30, 2001. Ernst & Young LLP has audited the Company's annual financial statements since the Company was organized in 1987. A resolution will be submitted to stockholders at the Meeting to ratify and approve such appointment. The Board of Directors recommends a vote FOR this resolution.

         Ernst & Young LLP has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution for the ratification and approval of the appointment of Ernst & Young LLP as the Company's independent auditors is approved by stockholders, the Board of Directors nevertheless retains the discretion to select different auditors in the future should it then deem it in the Company's best interest. Any such future selection need not be submitted to a vote of stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to timely file initial statements of stock ownership and statements of changes of beneficial ownership with the Securities and Exchange Commission and furnish copies of those statements to the Company. Based solely on a review of the copies of the statements furnished to the Company to date, or written representations that no statements were required, the Company believes that all statements required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2000 were timely filed.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders to be held in the year 2001 must be received by ______ 2001. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 425 East 58th Street, Suite 31C, New York, NY 10022. As to any proposals intended to be presented by a stockholder, without inclusion in the Management's proxy statement and form of proxy for the Company's next Annual Meeting, the proxies named in the Management's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before __________, 2001. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2000, which has been filed with the Securities and Exchange Commission, is enclosed and is also available, without charge, to stockholders who are interested in more detailed information about the Company. Requests for a copy of that report should be addressed to Marc Hanover, GVC Venture Corp., 425 East 58th Street, Suite 31C, New York, NY 10022, telephone number (212) 753-1812.

SOLICITATION OF PROXIES

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matter other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matter or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors,

                                                         Marc J. Hanover
                                                           Secretary

New York, New York
November 10, 2000

PROXY                            GVC VENTURE CORP.                         PROXY

              PROXY FOR MEETING OF STOCKHOLDERS - DECEMBER 6, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, RUSSELL BANKS and GORDON L. BANKS, or either of them, with full power of substitution, to vote all shares of the capital stock of GVC Venture Corp. (the "Company") which the undersigned is entitled to vote at the Meeting of Stockholders of the Company to be held on Wednesday, December 6, 2000, at 10:00 a.m., New York time, at the Ninth Floor Conference Center of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given. Receipt of Notice of such meeting and the Proxy Statement accompanying the same hereby acknowledged by the undersigned.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2 AND 3.

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (Continued and to be signed on reverse side)

                                GVC Venture Corp.

   PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY. |_|

A vote FOR each nominee and FOR proposals 2 and 3 is recommended by the Board of Directors.

1.    ELECTION OF DIRECTORS -                                      For           Withhold          For All
       Nominees:                                                   All              All            Except
                                                                   | |              | |              | |

       ---------------------------------
       (Except Nominee(s) written above)

                                                                   FOR            AGAINST          ABSTAIN
2.     To authorize an amendment to the Company's                  |_|              |_|              |_|
       Certificate  of  Incorporation  in  order to
       increase  the  authorized  Common Stock from
       10,000,000  to  50,000,000,  as described in
       the proxy statement

                                                                   FOR            AGAINST          ABSTAIN
3.    To ratify the selection of Ernst & Young LLP as              |_|              |_|              |_|
      independent public accountants for the Company.

                                                           Dated ________ , 2000

                                    Signature(s)
                                    -----------------------------------------

                                    NOTE: Please sign your name or names exactly
                                    as set forth hereon. If signing as attorney,
                                    executor,    administrator,    trustee    or
                                    guardian,  please  indicate  the capacity in
                                    which you are  acting.  Proxies  executed by
                                    corporations  should  be  signed  by a  duly
                                    authorized   officer  and  should  bear  the
                                    corporate seal.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                GVC VENTURE CORP.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is GVC Venture Corp.

2. The Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph the following new paragraph:

                  "FOURTH: The total number of shares which the Corporation shall have authority to issue is Fifty One Million (51,000,000), of which Fifty Million (50,000,000) shall be Common Stock with a par value of Ten Cents ($.10) per share; and One Million (1,000,000) shall be Preferred Stock without par value."

         3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

Signed on ________________, 2000




                                                 -------------------------------
                                                                 , President